            As filed with the Securities and Exchange Commission on May 15, 2000
                                                            Registration No. 333
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF
              1933 FOR REGISTRATION OF SECURITIES TO BE OFFERED TO
                  EMPLOYEES PURSUANT TO EMPLOYEE BENEFIT PLANS
                                        Commission File No:_____________________

                            VINEYARD NATIONAL BANCORP
             (Exact name of Registrant as specified in its charter)
                 California                               33-030917
          (State of Incorporation)             (IRS Employer Identification No.)

                             9590 FOOTHILL BOULEVARD
                           RANCHO CUCAMONGA, CA 91730
                                 (909) 987-0177
          (Address, including zip code, and telephone number, including area code, of issuer's principal executive offices)

                            VINEYARD NATIONAL BANCORP
                        1997 INCENTIVE STOCK OPTION PLAN
                            (Full Title of the Plan)
                              Robert J. Schoeffler
                             Vineyard National Bank
                             9590 Foothill Boulevard
                           Rancho Cucamonga, CA 91730
           (Name, address, and telephone number of agent for service)



                         CALCULATION OF REGISTRATION FEE


                                                           Proposed
Title of                                Proposed           Maximum
Securities to be     Amount to be       Maximum Offering   Aggregate Offering     Amount of
Registered           Registered         Price Per Share    Price                  Registration Fee
-------------------  -----------------  -----------------  ------------------   ------------------
common stock no          200,000(1)       $ 6.19(2)        $1,238,000.00(1)       $  326.83(3)
par value
===================  =================  =================  ==================   ==================

(1) Pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.
(2) Price is determined by the fair market value on the date of granting. However, the offering price estimated solely for the purpose of computing the registration fee is based on an average of the highest and lowest stock prices in 1999.
(3)     See Rule 457 (17 CRF Section 230.457).


================================================================================

                            VINEYARD NATIONAL BANCORP

                              CROSS-REFERENCE SHEET
                       Registration Statement on Form S-8

                                                       Location in Form S-8
Form S-8 Item                                          Registration Statement
-------------                                          ----------------------

1.      Plan Information....................           Form S-8 Registration Statement, Part I, Item
                                                       I, Vineyard National Bancorp 1997 Incentive
                                                       Stock Option Plan, 1998 Vineyard National
                                                       Bancorp Annual Report(1), Vineyard National
                                                       Bancorp Incentive Stock Option Plan Annual
                                                       Report on Form 11-K or Form 10-K.

2.      Registrant Information and Employee Plan       Form S-8 Registration Statement, Part I, Item
        Annual Information..................           2, 1998 Vineyard National Bancorp Annual
                                                       Report(1),  Vineyard
                                                       National Bancorp
                                                       Incentive Stock Option
                                                       Plan, Annual Report on
                                                       Form 11-K or Form 10-K.

3.      Incorporation of Documents by Reference        Form S-8 Registration Statement, Part II,
                                                       Item 3.

4.      Description of Securities...........           Form S-8 Registration Statement, Part II,
                                                       Item 4, 1998 Vineyard National Bancorp Annual
                                                       Report(1), form S-4 Registration Statement,
                                                       Form S-8, Registration Statement, Vineyard
                                                       National Bancorp Incentive Stock Option Plan
                                                       Annual Report and Form 11-K or Form 10-K,
                                                       Vineyard National Bancorp 1997 Incentive
                                                       Stock Option Plan, and all other reports
                                                       filed pursuant to the Exchange Act.

5.      Interests of Named Experts and Counsel         Form S-8, Registration Statement, Part II,
                                                       Item 5.

6.      Indemnification of Directors and Officers      Form S-8 Registration Statement, Part II,
                                                       Item 6, Vineyard National Bancorp Bylaws

7.      Exemption from Registration Claimed.           Form S-8 Registration Statement, Part II,
                                                       Item 7.

----------------

        (1) The Registrant has not completed preparation of the 1999 Annual Report at this time.

8.      Exhibits............................           Form S-8 Registration Statement, Part II,
                                                       Item 8.

9.      Undertakings........................           Form S-8 Registration Statement, Part II,
                                                       Item 9.

                PART I -- INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

ITEM 1.  PLAN INFORMATION.

The document(s) containing the information specified in this Part I will be sent or given to the Plan participants as specified by Rule 428(b)(1)(Section 230.4289b)(a)).

The following documents are incorporated by reference in the registration statement and taken together constitute the prospectus that meets the requirements of Section 10(a) of the Securities Act: Vineyard National Bancorp 1997 Incentive Stock Option Plan, Individual Joinder Agreements, 1998 Annual Report(1), 1997 Proxy and Notice of Shareholders' Meeting, Plan annual report Form 10-K.

ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

The Registrant will provide a written statement to participants advising them of the availability without charge, upon written or oral request, of the documents incorporated by reference in Item 3 of Part II of the registration statement, and will state that these documents are incorporated by reference in the Section 10(a) prospectus. The statement will include the address, title or department and telephone number to which the request is to be directed.



                 PART II -- INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

Vineyard National Bancorp ("Registrant") and the 1997 Vineyard National Bancorp Stock Option Plan ("Plan") incorporate by reference the Registrant's latest annual report, the Proxy and Notice of Shareholders' Meeting of 1997, and the Plan's latest annual report filed pursuant to Section 13(a) or 15(d) of the Exchange Act, and all other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the latest annual report.

ITEM 4.  DESCRIPTION OF SECURITIES.

The securities of the Bancorp which may be purchased by stock options granted to plan participants pursuant to the Plan were described in the Form S-4 Registration Statement under the Securities Act of 1933 which was filed on September 23, 1988, and Post Effective Amendment to Form S-4 which was filed on July 26, 1990. In addition, the Registrant filed a Form S-8 Registration Statement under the Securities Act of 1933 which was filed on December 19, 1996 that further described the Plan. The descriptions contained in those documents are incorporated herein by reference. In addition, Plan interests are being registered.


--------
    (1)The Registrant has not completed preparation of the 1999 Annual Report to Shareholders at this time.

ITEM 5.  INTERESTS OF NAMES EXPERTS AND COUNSEL.

Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

        Article VI Indemnification of Directors, Officers, Employees and other agents contained in the Bylaws of Vineyard National Bancorp states:

        "The Corporation shall, to the maximum extent permitted by the California General Corporation law, have power to indemnify each of its agents against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact that any such person is or was an agent of the corporation, and shall have power to advance to each such agent expenses incurred in defending any such proceeding to the maximum extent permitted by that law. For purposes of this Article, an 'agent' of the corporation includes any person whom is or was a director, officer, employee, or other agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venturer, trust or other enterprise, or was a director, officer, employee, or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise serving at the request of such predecessor corporation".

        Section 317 of the California Corporations Code provides for indemnification of an agent of the corporation in proceedings or actions. This code section provides for indemnification of officers and directors of a corporation under certain specified conditions including indemnification against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the proceeding if the agent acted in good faith and in a manner the person reasonably believed to be in the best interests of the corporation and in the case of a criminal proceeding, had no reasonable cause to believe the conduct of the person who was unlawful.

        As far as indemnification by the Registrant for liabilities arising under the Securities Act of 1933, as amended (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the forgoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (SEC) such indemnification is against public policy as expressed in the Act and is therefore unenforceable. It is the stated position of the SEC that:

               "Insofar as indemnification for liabilities arising out of the Securities Act of 1933 may be permitted to directors, officers, or persons controlling the Registrant, pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable."

        In the event that a claim for indemnification by the Registrant against such liabilities (other than the payment by the Registrant of expenses incurred or paid by director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of that issue.


ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

Not applicable.

ITEM 8.  EXHIBITS.

Exhibit No.                             Description
-----------                             -----------
3.1                                     Articles of Incorporation of Vineyard National Bancorp
                                        (see Form S-8 filed on Dec. 19, 1996)

3.2                                     Bylaws of Vineyard National Bancorp
                                        (see Form S-8 filed on Dec. 19, 1996)

4                                       1997 Proxy and Notice of Shareholders' meeting
                                        (see Proxy and Notice filed on Oct. 17, 1997)

4                                       Vineyard National Bancorp 1997 Incentive Stock Option Plan
                                        (see Proxy and Notice filed on Oct. 17, 1997)

5                                       Opinion re legality
                                        (see Form S-8 filed on Dec. 19, 1996)

13                                      Vineyard National Bancorp Annual Report for 1998.  The
                                        Registrant has not completed preparation of the 1999 Annual
                                        Report at this time.
                                        (see Form 10K filed on Mar. 30, 1999)

        UNDERTAKING. The Registrant undertakes that it will submit or has submitted the plan and any amendment to the Internal Revenue Service ("IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the plan.


ITEM 9.  UNDERTAKINGS.

        The undersigned Registrant hereby undertakes to deliver or cause to be delivered with the prospectus to each participant a copy of the Registrant's annual report to stockholders for its last fiscal year, unless such participant otherwise has received a copy of such report, in which case the Registrant shall state in the prospectus that it will promptly furnish without charge, a copy of such report on written request of the participant. If the last fiscal year of the Registrant has ended within 120 days prior to the use of the prospectus, the annual report of the Registrant for the preceding fiscal year may be so delivered, but within such 120 day period if the annual report for the last fiscal year will be furnished to each such participant.

        The undersigned Registrant hereby undertakes to transmit or cause to be transmitted to all participants in the Plan who do not otherwise receive such material as stockholders of the Registrant, and the time and in the manner such material is sent to its stockholders, copies of all reports, proxy statements and other communications distributed to its stockholders generally.

        Where interests in a Plan are registered herewith, the undersigned Registrant and Plan hereby undertake to transmit or cause to be transmitted promptly, without charge, to any participant in the Plan who makes a written request, a copy of the then latest annual report of the Plan filed pursuant to
Section 15(d) of the Securities Exchange Act of 1934. If such report is filed separately on Form 11-K such form shall be delivered upon written request. If such report is filed as part of the Registrant's annual report on form 10-K, that entire report (excluding exhibits) shall be delivered upon written request. If such report is filed as part of the Registrant's annual report to stockholders delivered pursuant to paragraph 1 or 2 of this undertaking, additional delivery shall not be required.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Rancho Cucamonga, State of California on April 26, 2000.

                            VINEYARD NATIONAL BANCORP
                            (Registrant)




                      By: /s/ ROBERT J. SCHOEFFLER
                         -------------------------------------------------------
                            Robert J. Schoeffler, Acting Chief Executive Officer


                      By: /s/ SARA AHERN
                         -------------------------------------------------------
                            Sara Ahern, Cashier


SIGNATURES CONTINUE ON THE NEXT PAGE.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


                            VINEYARD NATIONAL BANCORP


Dated:  4/26/2000           /s/ ROBERT J. SCHOEFFLER
                            ----------------------------------------------------
                            Robert J. Schoeffler, Acting Chief Executive Officer

Dated:  4/26/2000           /s/ SARA AHERN
                            ----------------------------------------------------
                            Sara Ahern, Cashier

Dated:  4/26/2000           /s/ M. SOULE CLAUDE SENSENBACH
                            ----------------------------------------------------
                            M. Soule Claude Sensenbach, Secretary

Dated:  4/26/2000           /s/ FRANK S. ALVAREZ
                            ----------------------------------------------------
                            Frank S. Alvarez, Director

Dated:  4/26/2000           /s/ JOEL H. RAVITZ
                            ----------------------------------------------------
                             Joel H. Ravitz, Director

Dated:
                            ----------------------------------------------------
                            Steven R. Sensenbach, Director

Dated:
                            ----------------------------------------------------
                            Jodie Smith, Director

Dated:  4/26/2000           /s/ LESTER STROH
                            ----------------------------------------------------
                            Lester Stroh, M.D., Director


THE REST OF THIS PAGE HAS INTENTIONALLY BEEN LEFT BLANK.

        Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rancho Cucamonga, State of California on the 26th day of April, 2000.



                             VINEYARD NATIONAL BANK [Bancorp]
                             1987 Incentive Stock Option Plan (as extended)


                             By: /s/ FRANK S. ALVAREZ
                                ------------------------------------------------
                                 Chairman of the Stock Option Committee